Media Contact: Investor Contact:
Jessica Stejskal | SVP MarketingJustin Horstman | Director of Investor Relations
jessica.stejskal@bwbmn.com | 952.893.6860justin.horstman@bwbmn.com | 952.542-5169

August 9, 2021

Bridgewater Bancshares, Inc. Announces

Offering of Depositary Shares

St. Louis Park, MN – Bridgewater Bancshares, Inc. (Nasdaq: BWB), the parent company of Bridgewater Bank, today announced that it has commenced an underwritten registered public offering of depositary shares, each representing a 1/100th ownership interest in a share of its Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, with a liquidation preference of $2,500 per share (equivalent to $25.00 per depositary share). Bridgewater will also grant the underwriters a 30-day option to purchase additional depositary shares solely to cover over-allotments, if any. Bridgewater intends to use the net proceeds from the offering for general corporate purposes, including support for organic growth plans, support for bank level capital ratios and possible redemption or repurchase of currently outstanding indebtedness. Bridgewater intends to file an application to list the depositary shares on the Nasdaq Capital Market.

D.A. Davidson & Co. is acting as the lead book-running manager and Performance Trust Capital Partners, LLC is acting as joint lead book-running manager for the proposed offering.

Any offering of the depositary shares will be made solely pursuant to a prospectus supplement and accompanying prospectus filed as part of Bridgewater’s effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (File No. 333-230533). Prospective investors should read the prospectus supplement and accompanying prospectus in the registration statement and other documents that Bridgewater has filed or will file with the SEC for more complete information about Bridgewater and the offering.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of these securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offering of the depositary shares will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained for free by visiting EDGAR on the SEC’s website at www.sec.gov, or by contacting D.A. Davidson & Co. at 8 Third Street North, Great Falls, MT 59401, or by emailing prospectusrequest@dadco.com, or calling 1-800-322-5915; or by contacting Performance Trust Capital Partners, LLC at 500 W. Madison Ave, Suite 450, Chicago IL 60661, or by emailing kgustafson@performancetrust.com, or by calling (312) 521-1126.

About Bridgewater
Bridgewater Bancshares, Inc. (Nasdaq: BWB) is a St. Louis Park, Minnesota-based financial holding company. Bridgewater’s primary banking subsidiary, Bridgewater Bank, is a premier, full-service Twin Cities bank dedicated to serving the diverse needs of commercial real estate investors, entrepreneurs, business clients and high-net-worth individuals. By pairing a range of deposit, lending and business services solutions with a responsive service model, Bridgewater has seen continuous growth and profitability. With total assets of $3.2 billion and seven branches as of June 30, 2021, Bridgewater is considered one of the largest locally led banks in the State of Minnesota, and has received numerous awards for its growth, banking services and esteemed corporate culture.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including but not limited to statements about the anticipated use of the net proceeds from the offering and other matters.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking statements presented in this press release are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Factors that may cause actual results to differ materially from those made or suggested by the forward-looking statements contained in this press release include those identified in the Company’s most recent annual report on Form 10-K and subsequent filings with the SEC. Any forward-looking statements presented herein are made only as of the date of this press release, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.